Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS SECOND QUARTER RESULTS

ANNAPOLIS, MD, July 29, 2016 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended June 30, 2016.
HIGHLIGHTS

•	RevPAR: 2.2% pro forma increase for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA Margin: 50 basis point pro forma increase to 36.9% for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA: $62.6 million.

•	Adjusted Corporate EBITDA: $57.9 million.

•	Net income available to common shareholders: $26.1 million or $0.44 per diluted common share.

•	Adjusted FFO: $43.9 million or $0.75 per diluted common share.

•	Financings: Prepaid without penalty its previous Hyatt Regency Boston loan and entered into a new $150.0 million, 10-year loan at 4.25%.
CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and six months ended June 30, 2016 and 2015 (in millions, except share and per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total revenue	$169.4	$162.1	$310.0	$271.4

Net income available to common shareholders	$26.1	$21.6	$33.8	$20.8
Net income per diluted common share	$0.44	$0.36	$0.57	$0.36

Adjusted Hotel EBITDA	$62.6	$59.4	$102.6	$84.7

Adjusted Corporate EBITDA	$57.9	$54.9	$92.6	$75.6

AFFO available to common shareholders	$43.9	$39.8	$69.9	$54.2
AFFO per diluted common share	$0.75	$0.68	$1.19	$0.95

Weighted-average number of diluted common shares outstanding	58,864,050	58,956,483	58,836,746	56,783,872

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of June 30, 2016, the Trust owned 22 hotels. Since two of its hotels owned as of June 30, 2016 were acquired during 2015, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three and six months ended June 30, 2015.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three and six months ended June 30, 2016 and 2015 (in thousands, except for ADR and RevPAR):

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015(1)	Change	2016	2015(1)	Change
Occupancy	88.1%	86.0%	210 bps	83.4%	79.1%	430 bps
ADR	$236.69	$237.11	(0.2)%	$227.05	$227.03	0.0%
RevPAR	$208.43	$203.99	2.2%	$189.39	$179.52	5.5%

Adjusted Hotel EBITDA	$62,597	$59,875	4.5%	$102,648	$91,543	12.1%
Adjusted Hotel EBITDA Margin	36.9%	36.4%	50 bps	33.1%	31.4%	170 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
FINANCING ACTIVITY
On April 6, 2016, the Trust prepaid without penalty its previous mortgage loan secured by the Hyatt Regency Boston, which had an outstanding principal balance at the time of $88.2 million, with a borrowing under its revolving credit facility. On June 23, 2016, the Trust entered into a new 10-year, $150.0 million, fixed-rate mortgage loan secured by the Hyatt Regency Boston. The loan carries a fixed interest rate of 4.25% per annum, with principal and interest payments based on a 30-year principal amortization. The Trust used the proceeds from the new loan to repay outstanding borrowings under its revolving credit facility.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

DISPOSITION ACTIVITY
On April 14, 2016, the Trust sold the separate, five-room villa building and related land parcel at the Hyatt Centric Santa Barbara for a sale price of $2.1 million. The Trust recognized a $0.6 million gain on sale.
CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2016.
DIVIDENDS
On April 15, 2016, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of March 31, 2016. On May 17, 2016, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of June 30, 2016. Both dividends were paid on July 15, 2016.
2016 OUTLOOK
The Trust is updating its 2016 outlook to incorporate its second quarter results and recent operating trends and fundamentals. The updated outlook assumes no acquisitions, dispositions, or financing transactions beyond the prepayment without penalty of the Courtyard Washington Capitol Hill/Navy Yard mortgage loan on August 1, 2016 (in millions, except RevPAR and per share amounts):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Third Quarter 2016	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$23.7	$25.8
Net income per diluted common share	$0.40	$0.44

Adjusted Corporate EBITDA	$53.5	$55.8

AFFO available to common shareholders	$42.5	$44.6
AFFO per diluted common share	$0.72	$0.76

Corporate cash general and administrative expense	$2.1	$2.3
Corporate non-cash general and administrative expense	$2.4	$2.4

Weighted-average number of diluted common shares outstanding	58.9	58.9

22-HOTEL PORTFOLIO:

RevPAR	$209.00	$213.00
RevPAR increase over 2015	0.0%	2.0%
Adjusted Hotel EBITDA	$58.0	$60.5
Adjusted Hotel EBITDA Margin	35.2%	36.0%
Adjusted Hotel EBITDA Margin increase over 2015	0 bps	75 bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2016	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$69.6	$74.6	$74.3	$80.1
Net income per diluted common share	$1.18	$1.27	$1.26	$1.36

Adjusted Corporate EBITDA	$188.0	$193.5	$193.6	$200.1

AFFO available to common shareholders	$143.7	$148.7	$148.5	$154.3
AFFO per diluted common share	$2.45	$2.53	$2.52	$2.62

Corporate cash general and administrative expense	$9.5	$10.0	$10.0	$10.8
Corporate non-cash general and administrative expense	$9.5	$9.5	$9.4	$9.4

Weighted-average number of diluted common shares outstanding	58.7	58.7	58.9	58.9

22-HOTEL PORTFOLIO:

RevPAR	$191.00	$194.00	$195.00	$199.00
Pro forma RevPAR increase over 2015(1)	3.0%	4.5%	5.0%	7.0%
Adjusted Hotel EBITDA	$207.0	$213.0	$213.0	$220.3
Adjusted Hotel EBITDA Margin	33.2%	33.7%	33.7%	34.2%
Pro forma Adjusted Hotel EBITDA Margin increase over 2015(1)	50 bps	100 bps	100 bps	150 bps

___________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.

NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Friday, July 29, 2016 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 47390763. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on August 5, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 47390763. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s third quarter and full year 2016 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

this release is as of July 29, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2016	December 31, 2015
	(unaudited)

ASSETS
Property and equipment, net	$1,897,638	$1,926,944
Intangible assets, net	36,124	36,414
Cash and cash equivalents	55,512	50,544
Restricted cash	44,231	40,361
Accounts receivable, net	25,307	15,603
Prepaid expenses and other assets	21,024	17,900
Total assets	$2,079,836	$2,087,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$766,667	$769,748
Accounts payable and accrued expenses	67,896	62,683
Other liabilities	45,566	45,778
Total liabilities	880,129	878,209

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 60,101,531 shares and 59,659,522 shares issued and outstanding, respectively	601	597
Additional paid-in capital	1,302,443	1,297,877
Cumulative dividends in excess of net income	(102,981)	(88,675)
Accumulated other comprehensive loss	(406)	(292)
Total shareholders’ equity	1,199,707	1,209,557
Total liabilities and shareholders’ equity	$2,079,836	$2,087,766

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.34	3.04
Leverage ratio(1)	32.3%	32.6%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
REVENUE
Rooms	$126,967	$122,966	$230,739	$204,560
Food and beverage	35,664	33,014	66,219	56,412
Other	6,800	6,165	13,084	10,463
Total revenue	169,431	162,145	310,042	271,435

EXPENSES
Hotel operating expenses:
Rooms	27,876	26,144	53,377	47,244
Food and beverage	24,111	23,495	46,877	41,961
Other direct	1,589	1,906	3,147	3,239
Indirect	53,103	51,024	103,683	94,029
Total hotel operating expenses	106,679	102,569	207,084	186,473
Depreciation and amortization	18,610	17,929	37,094	32,856
Air rights contract amortization	130	130	260	260
Corporate general and administrative	4,734	4,498	10,000	9,075
Hotel acquisition costs	—	466	—	835
Total operating expenses	130,153	125,592	254,438	229,499

Operating income	39,278	36,553	55,604	41,936

Interest expense	(7,560)	(8,168)	(15,770)	(15,347)
Gain on sale of hotel	598	—	598	—

Income before income taxes	32,316	28,385	40,432	26,589

Income tax expense	(3,774)	(4,340)	(1,820)	(992)

Net income	28,542	24,045	38,612	25,597

Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Net income available to common shareholders	$26,120	$21,623	$33,768	$20,753

Net income per common share:
Basic	$0.44	$0.37	$0.57	$0.36
Diluted	$0.44	$0.36	$0.57	$0.36

Weighted-average number of common shares outstanding:
Basic	58,722,104	58,544,392	58,701,815	56,373,504
Diluted	58,864,050	58,956,483	58,836,746	56,783,872

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2016	2015

Cash flows from operating activities:
Net income	$38,612	$25,597
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,094	32,856
Air rights contract amortization	260	260
Deferred financing costs amortization	936	939
Gain on sale of hotel	(598)	—
Share-based compensation	4,764	3,743
Other	(442)	(392)
Changes in assets and liabilities:
Accounts receivable, net	(9,704)	(13,309)
Prepaid expenses and other assets	(3,126)	(6,584)
Accounts payable and accrued expenses	4,407	6,403
Other liabilities	(22)	5,981
Net cash provided by operating activities	72,181	55,494

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	—	(255,249)
Disposition of hotel, net of cash sold	2,028	—
Improvements and additions to hotels	(9,217)	(24,361)
Change in restricted cash	(3,870)	4,841
Net cash used in investing activities	(11,059)	(274,769)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	153,962
Payment of offering costs related to sale of common shares	—	(254)
Borrowings under revolving credit facility	130,000	310,000
Repayments under revolving credit facility	(190,000)	(175,000)
Proceeds from issuance of mortgage debt	150,000	—
Principal prepayment on mortgage debt	(88,190)	—
Scheduled principal payments on mortgage debt	(4,877)	(5,103)
Payment of deferred financing costs	(844)	(2,302)
Payment of dividends to common shareholders	(47,205)	(36,906)
Payment of dividends to preferred shareholders	(4,844)	(4,844)
Repurchase of common shares	(194)	(1,690)
Net cash provided by (used in) financing activities	(56,154)	237,863
Net increase in cash	4,968	18,588
Cash and cash equivalents, beginning of period	50,544	29,326
Cash and cash equivalents, end of period	$55,512	$47,914

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$28,542	$24,045	$38,612	$25,597
Add: Interest expense	7,560	8,168	15,770	15,347
Income tax expense	3,774	4,340	1,820	992
Depreciation and amortization	18,610	17,929	37,094	32,856
Air rights contract amortization	130	130	260	260
Corporate general and administrative	4,734	4,498	10,000	9,075
Hotel acquisition costs	—	466	—	835
Hotel EBITDA	63,350	59,576	103,556	84,962

Less: Non-cash amortization(1)	(155)	(180)	(310)	(261)
Gain on sale of hotel	(598)	—	(598)	—
Adjusted Hotel EBITDA	62,597	59,396	102,648	84,701

Add: Prior owner Hotel EBITDA(2)	—	479	—	6,842
Pro forma Adjusted Hotel EBITDA	$62,597	$59,875	$102,648	$91,543

Total revenue	$169,431	$162,145	$310,042	$271,435
Add: Prior owner total revenue(2)	—	2,242	—	20,286
Pro forma total revenue	$169,431	$164,387	$310,042	$291,721

Pro forma Adjusted Hotel EBITDA Margin	36.9%	36.4%	33.1%	31.4%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$28,542	$24,045	$38,612	$25,597
Add: Interest expense	7,560	8,168	15,770	15,347
Income tax expense	3,774	4,340	1,820	992
Depreciation and amortization	18,610	17,929	37,094	32,856
Corporate EBITDA	58,486	54,482	93,296	74,792

Add: Hotel acquisition costs	—	466	—	835
Less: Non-cash amortization(1)	(25)	(50)	(50)	(1)
Gain on sale of hotel	(598)	—	(598)	—
Adjusted Corporate EBITDA	$57,863	$54,898	$92,648	$75,626
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income	$28,542	$24,045	$38,612	$25,597
Add: Depreciation and amortization	18,610	17,929	37,094	32,856
Less: Gain on sale of hotel	(598)	—	(598)	—
FFO	46,554	41,974	75,108	58,453

Less: Preferred share dividends	(2,422)	(2,422)	(4,844)	(4,844)
Dividends declared on unvested time-based awards	(146)	(136)	(289)	(273)
Undistributed earnings allocated to unvested time-based awards	(15)	(7)	—	—
FFO available to common shareholders	43,971	39,409	69,975	53,336

Add: Hotel acquisition costs	—	466	—	835
Non-cash amortization(1)	(25)	(50)	(50)	(1)
AFFO available to common shareholders	$43,946	$39,825	$69,925	$54,170

FFO per common share:
Basic	$0.75	$0.67	$1.19	$0.95
Diluted	$0.75	$0.67	$1.19	$0.94

AFFO per common share:
Basic	$0.75	$0.68	$1.19	$0.96
Diluted	$0.75	$0.68	$1.19	$0.95

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the three months ending September 30, 2016 and year ending December 31, 2016:

	Three Months Ending September 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$26,240	$28,340	$79,800	$84,800
Add: Interest expense	8,120	8,120	31,820	31,820
Income tax expense	300	500	2,250	2,750
Depreciation and amortization	18,830	18,830	74,820	74,820
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,490	4,690	19,010	19,510
Hotel EBITDA	58,110	60,610	208,220	214,220

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Gain on sale of hotel	—	—	(600)	(600)
Adjusted Hotel EBITDA	$57,950	$60,450	$207,000	$213,000

Total revenue	$164,650	$168,150	$622,700	$631,200

Adjusted Hotel EBITDA Margin	35.2%	36.0%	33.2%	33.7%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending September 30, 2016 and year ending December 31, 2016:

	Three Months Ending September 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$26,240	$28,340	$79,800	$84,800
Add: Interest expense	8,120	8,120	31,820	31,820
Income tax expense	300	500	2,250	2,750
Depreciation and amortization	18,830	18,830	74,820	74,820
Corporate EBITDA	53,490	55,790	188,690	194,190

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Gain on sale of hotel	—	—	(600)	(600)
Adjusted Corporate EBITDA	$53,460	$55,760	$187,990	$193,490
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending September 30, 2016 and year ending December 31, 2016:

	Three Months Ending September 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$26,240	$28,340	$79,800	$84,800
Add: Depreciation and amortization	18,830	18,830	74,820	74,820
Less: Gain on sale of hotel	—	—	(600)	(600)
FFO	45,070	47,170	154,020	159,020

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(150)	(150)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	(10)	(10)	—	—
FFO available to common shareholders	42,490	44,590	143,770	148,770

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$42,460	$44,560	$143,670	$148,670

FFO per common share:
Basic	$0.72	$0.76	$2.45	$2.53
Diluted	$0.72	$0.76	$2.45	$2.53

AFFO per common share:
Basic	$0.72	$0.76	$2.45	$2.53
Diluted	$0.72	$0.76	$2.45	$2.53

Weighted-average number of common shares outstanding:
Basic	58,730	58,730	58,733	58,733
Diluted	58,887	58,887	58,733	58,733
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694